Exhibit 10.21


                                FOURTH AMENDMENT

                  FOURTH AMENDMENT, dated as of March 10, 2005
(this "Amendment"), to the Credit Agreement, dated as of June 6, 2002
(as amended pursuant to the First Amendment, dated as of December 10, 2002, the Second Amendment, dated as of May 12, 2003, and the Third Amendment, dated as of March 29, 2004, and as the same may be further amended (including pursuant to this Amendment), supplemented or otherwise modified from time to time, the "Credit Agreement"), among Roundy's Acquisition Corp., a Delaware corporation ("Holdings"), Roundy's, Inc., a Wisconsin corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the "Administrative Agent"), Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the institutions listed in the Credit Agreement as documentation agents (collectively, in such capacity, the "Documentation Agents"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.



                             W I T N E S S E T H :


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

                  WHEREAS, Holdings and the Borrower have requested certain amendments to the Credit Agreement as more fully set forth herein; and

                  WHEREAS, the Lenders have agreed to such amendments but only on the terms and conditions contained in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  SECTION 2. Amendments to Section 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                           "Nash Asset Purchase Agreement":  the Asset Purchase
                  Agreement, dated as of February 24, 2005, between the Borrower and Nash Finch Company, a Delaware corporation, as amended, restated, supplemented or otherwise modified from time to time.

                           "Purchased Business":  as defined in the Nash Asset
                  Purchase Agreement. (b) Section 1.1 of the Credit Agreement is also hereby amended by deleting clause (c) in the definition of
"Acquisition" in its entirety and substituting in lieu thereof the following:

                           "(c) assets constituting one or more business units
                  (which may include any individual store or groups of stores) of any other Person used in a related, complementary or ancillary line of business of such Person."

                  SECTION 3. Amendment to Section 8.5. Section 8.5 of the Credit Agreement is hereby amended by deleting the word "and" at the end of paragraph (i), by deleting the period at the end of paragraph (j) and substituting "; and" in lieu thereof and by adding the following new paragraph (k):

                           "(k)     the Disposition of the Purchased Business
                  pursuant to the Nash Asset Purchase Agreement; provided that $125,000,000 of the Net Cash Proceeds of such Disposition shall be applied toward the prepayment of the Term B-1 Loans in accordance with Section 4.2(b) of this Agreement; provided, further, that notwithstanding clause (i) of the proviso to
                  Section 4.2(b) of this Agreement to the contrary and except as provided in Section 8.7(b) of this Agreement, the Borrower may be permitted to deliver a Reinvestment Notice with respect to all remaining Net Cash Proceeds of such Disposition and that all such remaining Net Cash Proceeds shall be deemed to be a Reinvestment Deferred Amount."

                  SECTION 4. Amendment to Section 8.7. Section 8.7 of the Credit Agreement is hereby amended by deleting the table appearing in clause
(a) in its entirety and substituting in lieu thereof the following table:

                  Fiscal Year                                         Amount
                  ____________                                     ____________
                  2005 and thereafter                              $100,000,000

-------------------------------------------------------------------------------
                  SECTION 5. Amendment to Section 8.8. (a) Section 8.8 of the Credit Agreement is hereby amended by deleting the amount "$20,000,000" in clause (A) of paragraph (i) and substituting in lieu thereof "$50,000,000".

                  (b) Section 8.8 of the Credit Agreement is hereby amended in its entirety by deleting clause (E)(ii) of paragraph (i) and substituting in lieu thereof the following:

                           "(ii) financial statements relating to such Person or
                  Persons that is the subject of such Acquisition or Pick 'n Save Acquisition for the most recently ended fiscal year"

                  SECTION 6. Amendment to Section 8. Section 8 of the Credit Agreement is hereby further amended by inserting a new section 8.17 at the end thereof to read as follows:

                           "8.17    Amendments to the Nash Asset Purchase
                  Agreement. Amend, supplement or otherwise modify the terms and conditions of the Nash Asset Purchase Agreement except for any such amendment, supplement or modification that could not reasonably be expected to have a Material Adverse Effect."

                  SECTION 7. Conditions to Effectiveness. This Amendment shall become effective upon the date (the "Fourth Amendment Effective Date") on which (a) the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of Holdings, the Borrower and the Required Lenders and (b) the Administrative Agent shall have received an executed copy of the Nash Asset Purchase Agreement.

                  SECTION 8. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Fourth Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

                 SECTION 9. Effect of Amendment. (a) This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

                 (b) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", herein", or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                 SECTION 10. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

                 SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                 SECTION 12. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), each of which when so executed and delivered shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                 SECTION 13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                      [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        ROUNDY'S, INC., as Borrower



                                        By: /s/ EDWARD G. KITZ
                                            -----------------------------------
                                            Name: Edward G. Kitz
                                            Title: Group Vice President,
                                            Legal, Risk and Treasury,
                                            Corporate Secretary

                                        ROUNDY'S ACQUISITION CORP., as Holdings



                                        By: /s/ DARREN W. KARST
                                            -----------------------------------
                                            Name: Darren W. Karst
                                            Title: Executive Vice President and
                                            Chief Financial Officer


                                        BEAR STEARNS CORPORATE LENDING INC.,
                                        as Administrative Agent



                                        By: /s/VICTOR BULZACCHELLI
                                            -----------------------------------
                                            Name: Victor Bulzacchelli
                                            Title: Vice President

                                        SIGNATURE PAGE TO FOURTH AMENDMENT DATED
                                        AS OF MARCH 10, 2005, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                        AMMC CDO II, LIMITED
                                        By: American Money Management Corp., as
                                        Collateral Manager
                                        ---------------------------------------
                                        Name of Financial Institution


                                        By /s/  CHESTER M. ENZ
                                           ------------------------------------
                                           Name: Chester M. Enz
                                           Title:   Senior Vice President



                                        PREMIUM LOAN TRUST I, LTD.
                                        ---------------------------------------
                                        Name of Financial Institution


                                        By /s/ TIMOTHY S. VAN KIRK
                                           ------------------------------------
                                           Name: Timothy S. Van Kirk
                                           Title:   Managing Director



                                        LIGHT POINT CLO 2004-I, LTD.
                                        ---------------------------------------
                                        Name of Financial Institution


                                        By /s/ TIMOTHY S. VAN KIRK
                                           ------------------------------------
                                           Name: Timothy S. Van Kirk
                                           Title:   Managing Director



                                        BANK ONE, A DIVISION OF J.P. MORGAN
                                        CASE BANK, N.A.
                                        ---------------------------------------
                                        Name of Financial Institution


                                        By /s/DAVID GOODNO
                                           ------------------------------------
                                           Name:  David Goodno
                                           Title:   Assistant Vice President



                                        COMMERICA BANK
                                        ---------------------------------------

                                        By /s/HEATHER A. WHITING
                                           ------------------------------------
                                           Name: Heather A. Whiting
                                           Title:   Account Officer



                                        SENIOR DEBT PORTFOLIO
                                        By: BOSTON MANAGEMENT AND RESEARCH
                                        INVESTMENT ADVISOR
                                        --------------------------------------
                                        Name of Financial Institution


                                        By /s/ MICHAEL B. BOTTHOF
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title:   Vice President



                                        EATON VANCE SENIOR INCOME TRUST
                                        By: EATON VANCE MANAGEMENT AS
                                        INVESTMENT ADVISOR
                                        ---------------------------------------
                                        Name of Financial Institution


                                        By /s/ MICHAEL B. BOTTOF
                                           ------------------------------------
                                           Name: Michael B. Bottof
                                           Title:   Vice President

                                        EATON VANCE INSTITUTIONAL SENIOR
                                        LOAN FUND
                                        By: EATON VANCE MANAGEMENT
                                        INVESTMENT ADVISOR
                                        ---------------------------------------
                                        Name of Financial Institution


                                        By /s/ MICHAEL B. BOTTOF
                                           ------------------------------------
                                           Name: Michael B. Bottof
                                           Title:  Vice President



                                        EATON VANCE CDO III, LTD
                                        By: EATON VANCE MANAGEMENT
                                        ---------------------------------------
                                        Name of Financial Institution


                                        By /s/ MICHAEL B. BOTTOF
                                           ------------------------------------
                                           Name: Michael B. Bottof
                                           Title:   Vice President



                                        COSTANITINUS EATON VANCE CDO V, LTD
                                        By: EATON VANCE MANAGEMENT AS
                                        INVESTMENT ADVISOR
                                        ---------------------------------------
                                        Name of Financial Institution


                                        By /s/ MICHAEL B. BOTTOF
                                           ------------------------------------
                                           Name: Michael B. Bottof
                                           Title:  Vice President



                                        EATON VANCE CDO VI, LTD
                                        By: EATON VANCE MANAGEMENT AS
                                        INVESTMENT ADVISOR
                                        ---------------------------------------
                                        Name of Financial Institution


                                        By /s/ MICHAEL B. BOTTOF
                                           ------------------------------------
                                           Name: Michael B. Bottof
                                           Title:   Vice President



                                        GRAYSON & CO.
                                        By: BOSTON MANAGEMENT AND
                                        RESEARCH INVESTMENT ADVISOR
                                        ---------------------------------------
                                        Name of Financial Institution


                                        By /s/ MICHAEL B. BOTTOF
                                           ------------------------------------
                                           Name: Michael B. Bottof
                                           Title:   Vice President



                                        BIG SKY SENIOR LOAN FUND, LTD.
                                        By: EATON VANCE MANAGEMENT AS
                                        INVESTMENT ADVISOR
                                        ---------------------------------------
                                        Name of Financial Institution


                                        By /s/ MICHAEL B. BOTTOF
                                           ------------------------------------
                                           Name: Michael B. Bottof
                                           Title:   Vice President



                                         EATON VANCE VT FLOATING-RATE
                                         INCOME FUND
                                         By: EATON VANCE MANAGEMENT AS
                                         INVESTMENT ADVISOR
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ MICHAEL B. BOTTOF
                                            -----------------------------------
                                            Name: Michael B. Bottof
                                            Title:   Vice President



                                         TOLLI & CO.
                                         By: EATON VANCE MANAGEMENT AS
                                         INVESTMENT ADVISOR
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ MICHAEL B. BOTTOF
                                            -----------------------------------
                                            Name: Michael B. Bottof
                                            Title:   Vice President




                                         HARRIS TRUST & SAVINGS BANK
                                         -------------------------------------
                                         Name of Financial Institution


                                         By /s/ C. SCOTT PLACE
                                            -----------------------------------
                                            Name: C. Scott Place
                                            Title:   Director



                                         FARM CREDIT BANK OF TEXAS
                                         -------------------------------------
                                         Name of Financial Institution


                                         By /s/ ERIC J.PAUL
                                            -----------------------------------
                                            Name: Eric J. Paul
                                            Title:   Vice President



                                         U.S. BANK, N.A.
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ JEFF FARZA
                                            -----------------------------------
                                            Name: Jeff Farza
                                            Title:   Vice President



                                         DENALI CAPITAL LLC, MANAGING MEMBER OF
                                         DC FUNDING PARTNERS, PORTFOLIO MANAGER
                                         FOR DENALI CAPITAL CLO I, LTD, OR AN
                                         AFFILIATE
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ DAVID P. DEKKER
                                            -----------------------------------
                                            Name: David P. Dekker
                                            Title:   CFO

                                         DENALI CAPITAL LLC, MANAGING MEMBER OF
                                         DC FUNDING PARTNERS, PORTFOLIO MANAGER
                                         FOR DENALI CAPITAL CLO II, LTD, OR AN
                                         AFFILIATE
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ DAVID P. DEKKER
                                            -----------------------------------
                                            Name: David P. Dekker
                                            Title:   CFO



                                         DENALI CAPITAL LLC, MANAGING MEMBER OF
                                         DC FUNDING PARTNERS, PORTFOLIO MANAGER
                                         FOR DENALI CAPITAL CLO III, LTD, OR AN
                                         AFFILIATE
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ DAVID P. DEKKER
                                            -----------------------------------
                                            Name: David P. Dekker
                                            Title:   CFO



                                         COOPERATIEVE CENTRALE RAIFFEISEN-
                                         BOERENLEENBANK B.A., "RABOBANK
                                         INTERNATIONAL" NEW YORK BRANCH
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ BRETT DELFINO
                                            ----------------------------------
                                            Name: Brett Delfino
                                            Title:   Executive Director

                                         ARCHIMEDES FUNDING III, LTD.
                                         By: ING CAPITAL ADVISORS LLC, AS
                                         COLLATERAL MANAGER
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ CHERYL A WASILEWSKI
                                            -----------------------------------
                                            Name: Cheryl A. Wasilewski
                                            Title:   Director



                                         ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                                         By: ING CAPITAL ADVISORS LLC, AS
                                         COLLATERAL MANAGER
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ CHERYL A WASILEWSKI
                                            -----------------------------------
                                            Name: Cheryl A. Wasilewski
                                            Title:   Director



                                         ING-ORYX CLO, LTD.
                                         By: ING CAPITAL ADVISORS LLC, AS
                                         COLLATERAL MANAGER
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ CHERYL A WASILEWSKI
                                            -----------------------------------
                                            Name: Cheryl A. Wasilewski
                                            Title:   Director



                                         NEMEAN CLO, LTD.
                                         By: ING CAPITAL ADVISORS LLC, AS
                                         COLLATERAL MANAGER
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ CHERYL A WASILEWSKI
                                            -----------------------------------
                                            Name: Cheryl A. Wasilewski
                                            Title:   Director



                                         SEQUILS-ING I (HBDGM), LTD.
                                         By: ING CAPITAL ADVISORS LLC, AS
                                         COLLATERAL MANAGER
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ CHERYL A WASILEWSKI
                                            -----------------------------------
                                            Name: Cheryl A. Wasilewski
                                            Title:   Director



                                         CIBC INC., AS LENDER
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ GERALD GIRARDI
                                            -----------------------------------
                                            Name: Gerald Girardi
                                            Title:   Executive Director



                                         ASSOCIATED BANK, N. A.
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ DANIEL HARDNAUER
                                            -----------------------------------
                                            Name: Daniel Hardnauer
                                            Title:   AVP



                                         NATIONAL CONSUMER COOPERATIVE BANK
                                         -------------------------------------
                                         Name of Financial Institution


                                         By /s/ MICHAEL J. NOVAK
                                            -----------------------------------
                                            Name: Michael J. Novak
                                            Title:   Vice President

                                         M&I MARSHALL & ILSLEY BANK
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ ERIC L. THOMAS
                                            -----------------------------------
                                            Name: Eric L. Thomas
                                            Title:   Vice President

                                         By  /s/ ROBERT J. BUEYEGER
                                             ----------------------------------
                                             Name: Robert J. Bueyeger
                                             Title:  Vice President



                                         PPM SHADOW CREEK FUNDING LLC
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ MEREDITH J. KOSLICK
                                            -----------------------------------
                                            Name: Meredith J. Koslick
                                            Title:   Assistant Vice President



                                         PPM SPYGLASS FUNDING TRUST
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ KELLY W. WARNEMENT
                                            -----------------------------------
                                            Name: Kelly W. Warnement
                                            Title:   Authorized Agent



                                         BEAR STEARNS LOAN TRUST
                                         By: BEAR STEARNS ASSET MANAGEMENT,
                                         INC., AS ITS ATTORNEY-IN-FACT
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ JONATHAN BERG
                                            -----------------------------------
                                            Name: Jonathan Berg
                                            Title:   Associate Director


                                         GALLATIN FUNDING I LTD.
                                         By: BEAR STEARNS ASSET MANAGEMENT,
                                         INC., AS ITS COLLATERAL MANAGER
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ JONATHAN BERG
                                            -----------------------------------
                                            Name: Jonathan Berg
                                            Title:   Associate Director



                                         BRAYMOOR & CO.
                                         By: BEAR STEARNS ASSET MANAGEMENT,
                                         INC., AS ITS ATTORNEY-IN-FACT
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ JONATHAN BERG
                                            -----------------------------------
                                            Name: Jonathan Berg
                                            Title:   Associate Director



                                         GRAYSTON CLO 2001-01 LTD.
                                         By: BEAR STEARNS ASSET MANAGEMENT,
                                         INC., AS ITS COLLATERAL MANAGER
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ JONATHAN BERG
                                            -----------------------------------
                                            Name: Jonathan Berg
                                            Title:   Associate Director



                                         GRAYSTON CLO II 2004-01 LTD.
                                         By: BEAR STEARNS ASSET MANAGEMENT,
                                         INC., AS ITS COLLATERAL MANAGER
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ JONATHAN BERG
                                            -----------------------------------
                                            Name: Jonathan Berg
                                            Title:   Associate Director


                                         NATEXIS BANQUES POPULAIRES
                                         --------------------------------------
                                         Name of Financial Institution


                                         By /s/ FRANK H. MADDEN, JR.
                                            -----------------------------------
                                            Name: Frank H. Madden, Jr.
                                            Title:   Vice President &
                                                     Group Manager

                                          By /s/ KRISTEN E. BRAINARD
                                             ----------------------------------
                                             Name: Kristen E. Brainard
                                             Title:  Assistant Vice President